Subsequent event	12 Months Ended
Dec. 31, 2023
Subsequent Event [Abstract]
Subsequent event	Subsequent event
Subsequent to December 31, 2023, on January 23, 2024, the Company entered into a series of prepaid gold sales with a number of its existing lenders. Under the terms of the prepaid gold sales, the Company will receive an upfront payment of $500 million, based on gold forward curve prices averaging approximately $2,191 per ounce, in exchange for equal monthly deliveries of gold from July 2025 to June 2026 totaling 264,775 ounces. Gold deliveries can be from production from any of the Company’s operating mines and the Gold Prepay can be settled prior to maturity through accelerated delivery of the remaining deliverable gold ounces.